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                                                                   EXHIBIT 10.42


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AMENDED.






                                    AGREEMENT



                            DATED 10TH OCTOBER, 2000







                              MEDEVA PHARMA LIMITED



                                       AND



                                AVIRON UK LIMITED



                            FOR THE SALE AND PURCHASE
                         OF LEASEHOLD PROPERTY KNOWN AS
              PLOT 6 BOULEVARD INDUSTRY PARK, HALEWOOD, MERSEYSIDE

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                                TABLE OF CONTENTS

                                                                             PAGE
                                                                             ----
1.    INTERPRETATION .......................................................   1

2.    SALE .................................................................   2

3.    SUB-SALES ............................................................   3

4.    TITLE ................................................................   3

5.    COVENANTS, RIGHTS, RENTS AND LEASE OBLIGATIONS .......................   3

6.    VACANT POSSESSION ....................................................   3

7.    CONDITIONAL AGREEMENT ................................................   4

8.    [***] AND GRANTS .....................................................   5

9.    TRANSFER .............................................................   5

10.   COMPLETION ...........................................................   5

11.   STANDARD CONDITIONS OF SALE ..........................................   6

12.   ANNOUNCEMENTS ........................................................   7

13.   [***] ................................................................   8

14.   AGREEMENTS TO BE ASSIGNED ............................................   8

15.   GENERAL ..............................................................   9

16.   NOTICES ..............................................................   9

17.   GOVERNING LAW AND JURISDICTION .......................................  10

18.   EXCLUSION OF THIRD PARTY RIGHTS ......................................  10


SCHEDULES

1.    Part I The Property

2.    Part I The Covenants

3.    Agreed form of Transfer

4.    Form of Assignment of Agreements

5.    The documents assigned



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THIS AGREEMENT is made on 10th October, 2000

BETWEEN:

(1) MEDEVA PHARMA LIMITED (registered number 209905) whose registered office is at 216 Bath Road, Slough, Berkshire SL1 4EN(the SELLER); and

(2) AVIRON UK LIMITED whose registered office is at Carmelite, 50 Victoria Embankment, London EC4Y ODX (the BUYER).

IT IS AGREED as follows:

1.      INTERPRETATION

1.1     In this agreement:

        "AGREED FORM OF TRANSFER" means the transfer of the Property in the form attached to Schedule 3;

        "AGREEMENTS" means the following agreements in respect of the Property:

        (a) Enhancement Works Agreement dated 7th May, 1999 and made between Intercity JIS Limited (1) Medeva Pharma Limited (2) and Medeva Plc (3); and

        (b) Agreement for Underlease dated 7th May, 1999 and made between Intercity JIS Limited (1) Medeva Pharma Limited (2) and Medeva Plc (3);

        "AGREEMENTS GUARANTOR" means Medeva Limited (formerly known as Medeva
        Plc);

        "ASSIGNMENT OF AGREEMENTS" means the form of deed of assignment of agreements attached to Schedule 4;

        "BUYER'S SOLICITORS" means [***];

        "BUYER'S WORKS" means the fitting-out works which the Buyer intends to carry out at the Property following completion;

        "CONSENT" means the consent of the Landlord and any Superior Landlord to the sale of the Property to the Buyer;

        "CONTRACTOR'S WARRANTY" means the warranty to be given by Sir Robert McAlpine Management Contractors Limited;

        "COVENANTS AND RIGHTS" means the covenants and rights referred to in
        Schedule 2;

        "DEPOSIT" means [***];

        "LANDLORD" means the person entitled to the reversion immediately expectant on the determination of the term granted by the Lease;


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        "LEASE" means the lease under which the Property is held as specified in
        Schedule 1 and includes every deed varying the Lease and every licence granted under the Lease;

        "LEASE OBLIGATIONS" means the covenants by the tenant and the conditions contained in the Lease;

        "PROPERTY" means the property specified in Schedule 1;

        "RENTS" means the rents (including further or additional rents) reserved by the Lease;

        "SELLER'S GUARANTOR" means the guarantor of the Seller's obligations under the Lease;

        "SELLER'S SOLICITORS" means [***];

        "SUPERIOR LANDLORD" means a person entitled to the reversion (whether immediate or not) expectant on the determination of the term granted by a Superior Lease;

        "SUPERIOR LEASE" means a lease which is superior to or concurrent with the Lease;

        "VAT" means value added tax.

1.2     In this agreement:

        (a) references to a person include a body corporate and an unincorporated association of persons;

        (b) references to a natural person include his estate and personal representatives; and

        (c) subject to clause 15.2 below, references to a party to this agreement include references to the successors or assigns (immediate or otherwise) of that party.

1.3 Any reference, express or implied, to an enactment includes references to:

        (a) that enactment as amended, extended or applied by or under any other enactment (before or after the signature of this agreement);

        (b) any enactment which that enactment re-enacts (with or without modification); and

        (c) any subordinate legislation made (before or after the signature of this agreement) under that enactment, as amended, extended or applied as described in paragraph (a) above or under any enactment referred to in paragraph (b) above.

1.4 Sub-clauses 1.1 to 1.3 above apply unless the contrary intention appears.

1.5     The headings in this agreement do not affect its interpretation.

2.      SALE


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2.1     Subject to clause 7 below the Seller agrees to sell and the Buyer agrees to buy the Property at the price of [***].

2.2     The Buyer agrees to pay the Deposit to [***] on the date hereof;

2.3     The Seller shall transfer the Property will full title guarantee.

2.4 The transfer shall state that it is subject to every matter subject to which the Property is sold by virtue of this agreement.

3.      SUB-SALES

        The Seller shall not be obliged to transfer the Property or any part of it to any person other than the Buyer, or at a price divided between different parts of the Property or in more than one parcel or by more than one transfer.

4.      TITLE

4.1 Office copy entries of the Seller's title are not yet available as the Seller's title is in course of first registration. The Seller has applied for registration at H.M. Land Registry and the Buyer shall take the transfer of the Property on the basis of the pending application.

4.2     The Buyer's solicitors having been provided with copies of:

        (a)     the documents referred to in Schedule 5; and

        (b) the application for first registration submitted by Messrs [***] to H.M. Land Registry and the acknowledgement of that application the Buyer shall accept that evidence as conclusive evidence of the Seller's title to the Property and shall not raise any objection or requisition. The Seller shall not be required to give any better title to the Property than the Seller has received from the Landlord.

5.      COVENANTS, RIGHTS, RENTS AND LEASE OBLIGATIONS

        The Property is sold subject to the Covenants and Rights, the Rents and the Lease Obligations. The Buyer shall [***] in respect of the Covenants and Rights, the Rents or the Lease Obligations.

6.      VACANT POSSESSION

        The Property is sold with vacant possession on completion.


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7.      CONDITIONAL AGREEMENT

7.1     This agreement is conditional upon:

        (a)     the obtaining of the Consent;

        (b) the agreement to be made between the Buyer and Evans Vaccines Limited (which agreement the Buyer agrees to use all reasonable endeavours to conclude as soon as reasonably practicable after the date hereof) relating to the transfer of certain employees from Evans Vaccines Limited to the Buyer becoming unconditional in all respects; and

        (c) the Seller obtaining an unconditional release from the Landlord of any outstanding obligations on the part of the Seller and the Agreements Guarantor under the Agreements.

7.2 The Buyer and the Seller will be jointly responsible for all costs and expenses in relation to the obtaining of the Consent and the Buyer will be responsible for giving notice of assignment of the Lease.

7.3     The Buyer shall:

        (a) supply promptly to the Seller such information as may be required by the Landlord and any Superior Landlord in connection with the application for the Consent;

        (b) comply with all requirements which, by the terms of the Lease or any Superior Lease, the Landlord or any Superior Landlord is entitled to impose on a prospective assignee of the Lease as a condition of granting the Consent;

        (c) if required by the Landlord or by any [***] as a condition of granting the Consent, [***] with the Landlord to pay the Rents and to observe and perform the Lease Obligations and with each [***] to observe and perform the covenants on the part of the tenant (other than the covenant to [***]) and the conditions contained in the relevant [***] Lease; and

        (d) if required by the Landlord or any [***] as a condition of granting the Consent, provide such [***] of the Rents and observe and perform the Lease Obligations as the Landlord may require (including, without limitation, [***]).

7.4 The Seller shall use all reasonable endeavours to obtain as soon as reasonably practicable a release from the Landlord of any of obligations on the part of the Seller (and those of the Agreements Guarantor) under the Agreements.

7.5 If the conditions set out in sub-clause 7.1 are not satisfied at the end of [***] months commencing on the date of this agreement either party may thereafter rescind this agreement by notice in writing to the other whereupon the Deposit will be returned


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        immediately to the Buyer save to the extent that the Buyer is in breach of its obligations hereunder.

7.6 On service of a notice under sub-clause 7.5 neither of the parties shall have any further rights or obligations under this agreement except as mentioned in sub-clause 7.7.

7.7 Clauses 1, 11, 12, 14, 15, 16 and 18 of this agreement shall remain in full force notwithstanding service of notice under sub-clause 7.5. Service of that notice shall not affect either party's right in connection with any breach of this agreement by the other which may have occurred before the notice is served.

7.8 The Buyer may [***] any of the conditions set out in sub-clauses 7.1 (a) and/or (b) by written notice to the Seller at any time.

8.      [***] AND GRANTS

8.1 The Seller and the Buyer shall each use reasonable endeavours to obtain as soon as possible after the date of this agreement:

        (a) the consent of the [***] to the [***] in respect of which the Buyer shall:

                (i) supply as soon as reasonably possible to the Seller [***] and such other information as the Landlord may require in connection with the application for consent to the [***];

                (ii) comply with all reasonable requirements which, by the terms of the Lease, the Landlord is entitled to impose on a prospective tenant of the Property as a condition of granting its consent to the [***]; and

                (iii) comply with all other reasonable requirements of the Seller and the Landlord in relation to obtaining consent to the [***]; and

        (b)     either:

                (i) a transfer to the Buyer of the existing Regional Selective Assistance Grant Agreement currently in favour of the Seller; or

                (ii) a new Regional Selective Assistance Grant in favour of the Buyer for a sum equal to or greater than that currently in favour of the Seller.

9.      TRANSFER

        The transfer to the Buyer shall be in the Agreed Form of Transfer and shall be executed in duplicate. The original and the duplicate shall be stamped and the duplicates denoted against the original by the Buyer's solicitors at the expense of the Buyer. After stamping the Buyer's solicitors shall forthwith return the duplicate to the Seller's solicitors.

10.     COMPLETION


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10.1    The sale shall be completed at or before 2.00 pm on the Completion Date at the offices of the Seller's solicitors or as they may require. The Seller shall not be bound to complete otherwise than on a working day and otherwise than between 9.30 am and 5.30 pm. Completion shall not be delayed if registration of the Seller's title has not been completed on the Completion Date.

10.2 In this clause the COMPLETION DATE means the third working day after either:

        (a) the last of the conditions set out in sub-clauses 7.1 is satisfied; or

        (b) the receipt by the Seller of a notice from the Buyer under clause 7.8 subject always to the prior satisfaction of the condition contained in clause 7.1 (c).

11.     STANDARD CONDITIONS OF SALE

11.1 Subject to the variations mentioned in sub-clause 11.2, the Standard Conditions of Sale (Third Edition) (excluding Conditions 1.1.1(a)(ii), 1.2, 1.3, 1.4, 3.2.2, 3.2.3, 4.2.3, 4.5.2, 4.5.5, 5.1.1, 5.1.2, 5.2.3,
        8.1.3 and 8.3) are incorporated in this agreement so far as they:

        (a)     apply to a sale by private treaty;

        (b)     relate to leasehold property; and

        (c)     are not inconsistent with the other clauses of this agreement.

11.2 The Standard Conditions of Sale (Third Edition) shall be varied as follows:

        (a)     add at the end of condition 2.2.1:

                "or by a direct credit to a bank account nominated by the seller's solicitor. The deposit shall be paid by a method which gives immediately available funds";

        (b) in condition 3.1.2(d) replace "except those maintained by H.M. Land Registry or its Land Charges Department or by Companies House" by "except, first, mortgages and, secondly, any entries on the register maintained by H.M. Land Registry not disclosed by office copy entries supplied before the date of the contract by the seller or his solicitors to the buyer or his solicitors";

        (c) at the end of condition 3.1.2 add new paragraphs (f) and (g) as follows:

                "(f) overriding interests as defined in Land Registration Act 1925 Section 70(l) or (where the title to the Property is not registered) matters which would be overriding interests if the title were registered other than (in respect of those parts of the property sold with vacant possession) those referred to in Section 70(l)(g) of that Act;

                (g) all matters disclosed or reasonably to be expected to be disclosed by searches or as the result of enquiries, formal or informal, and whether


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                        made in person, by writing or orally by or for the buyer
                        or which a prudent buyer ought to make";

        (d)     add the following at the end of condition 5.2.2(f):

                "nor change its use and is to comply with all statutory obligations relating to it";

        (e)     replace condition 5.2.7 by the following:

                "The buyer waives the right to raise requisitions or observations";

        (f)     replace condition 6.7 by the following:

                "The money due on completion shall be paid by a method which gives immediately available funds. If it is not so paid, completion is to be treated, for the purposes only of conditions
                6.3 and 7.3, as taking place on the first working day after the date of payment when the money due on completion is immediately available funds in the hands of the seller";

        (g) condition 7.1.1 replace "or in the negotiations leading to it" by "or in the seller's solicitors' written replies to the buyer's solicitors' pre-contract enquiries";

        (h)     condition 7.3 shall be replaced by the following:

                "7.3    LATE COMPLETION

                7.3.1 If there is default by the buyer in performing his obligations under the contract and completion is delayed, the buyer is to [***] to the seller.

                7.3.2 [***] is calculated at the [***] on the [***] less any deposit paid for the period between completion date and actual completion.

                7.3.3 Any claim for loss resulting from [***] is to be reduced by any [***] under this contract.

                7.3.4 Where completion is delayed, the seller may give notice to the buyer, [***] the date of actual completion, that he intends to [***] from the [***] until completion as well as [***] under condition 7.3.1

12.     ANNOUNCEMENTS

12.1 No party shall make, or permit any Associate of his to make any announcement concerning the subject matter of this agreement or any ancillary matter before, on or after completion except as required by law or by the rules of the London Stock Exchange or by any regulatory body or without the written approval of the other parties, such approval not to be unreasonably withheld or delayed.

12.2 For the purpose of this clause, a body corporate or a partnership is an ASSOCIATE of another body corporate or partnership if:


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        (a)     one of them has Control of the other; or

        (b) the same person or a group of the same (or substantially the same) persons has Control of both of them.

12.3    In this clause, CONTROL means:

        (a) in relation to a body corporate (Company A), the power of a person to secure (directly or indirectly):

                (i) by means of the holding of shares in or the possession of voting power in or in relation to Company A or any other body corporate; or

                (ii) by virtue of any arrangements, including the constitutional documents of Company A or any other body corporate, that the affairs of Company A are conducted in accordance with the wishes of that person; and

        (b) in relation to a partnership or other unincorporated associations, the right to a share of more than one-half of its net assets or net income.

13.     [***]

13.1 If any [***] in respect of any supply made by the Seller under or pursuant to this agreement, the [***] shall pay the amount of that [***] to the [***] by way of [***] on completion against issue of a [***] by the [***].

13.2 Without limiting sub-clause 13.1 above, each amount stated as payable by the [***] under or pursuant to this agreement is [***] and is to be construed as a reference to that amount plus any [***] in respect of it.

13.3 For the avoidance of doubt, any [***] payable on the Deposit shall be paid by the [***] to the [***] when the Deposit is paid.

14.     AGREEMENTS TO BE ASSIGNED

14.1 On actual completion the Seller shall assign to the Buyer (so far as it is able to do so but not further or otherwise) the collateral warranties, guarantees, covenants and other agreements (the "supplemental documents") (if any) detailed in Schedule 4 in the form of the Assignment of Agreements but the Seller shall not thereby be treated as having given any warranty or assurance that the supplemental documents are enforceable.

14.2 As soon as reasonably possible after completion of the Contractor's Warranty the Seller shall assign the Contractor's Warranty to the Buyer (so far as it is able to do so but not further or otherwise) in the form of the Assignment of Agreements (save to the extent that Schedule 2 of the form of Assignment of Agreements is amended to refer to the Contractor's Warranty alone) but the Seller shall not thereby be treated as having given any warranty or assurance that the Contractor's Warranty is enforceable.


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15.     GENERAL

15.1 Each of the obligations undertaken by any party under this agreement (excluding any obligation fully performed at completion) shall continue in force after completion.

15.2    The rights and obligations of the [***] under this agreement may [***].

15.3    Where the Buyer is more than one person:

        (a) those persons shall be jointly and severally responsible in respect of every obligation undertaken by them under this agreement; and

        (b) the Seller may release or compromise the liability of any of those persons under this agreement or grant any time or other indulgence without affecting the liability of any other of them.

15.4 This agreement may be executed in any number of counterparts, all of which, taken together, shall constitute one and the same agreement, and any party may enter into this agreement by executing a counterpart.

15.5 This agreement and the documents referred to in it contain the whole agreement between the parties relating to the transaction contemplated by this agreement and supersede all previous agreements between the parties relating to this transaction.

15.6 The Buyer acknowledges that in agreeing to enter into this agreement the Buyer has not relied on any representation, warranty, collateral contract or other assurance except those set out in this agreement and the documents referred to in it and the Seller's solicitors' written replies to the Buyer's solicitors' preliminary enquiries. The Buyer waives all rights and remedies which, but for this sub-clause, might otherwise be available to it in respect of any such representation, warranty, collateral contract or other assurance, but nothing in this sub-clause shall limit or exclude any liability for fraud.

15.7 For the avoidance of doubt the Buyer shall not acquire any of the Seller's liabilities under the Agreements pursuant to the terms of this agreement or any ancillary documents.

16.     NOTICES

16.1 Any notice or document to be served under this agreement may be delivered or sent by post or facsimile process to the party to be served at its address appearing in this agreement as follows:

        (a)     to the Seller at:

                216 Bath Road
                Slough SL1 4EN
                Fax No: 0175 355 1244
                marked for the attention of the Company Secretary


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                and at the Seller's solicitors;

        (b)     to the Buyer at the Buyer's solicitors

        or at such other address or facsimile number as it may have notified to the other parties in accordance with this clause. Any notice or other document sent by post shall be sent by prepaid first class recorded delivery post (if within the United Kingdom) or by prepaid airmail (if elsewhere).

16.2    Any notice or document shall be deemed to have been served:

        (a)     if delivered, at the time of delivery; or

        (b) if posted, at 10.00 am on the second working day after it was put into the post, if sent within the United Kingdom, or at
                10.00 am (local time at the place of destination) on the fifth working day after it was put into the post, if sent by airmail; or

        (c) if sent by facsimile process, at the end of two hours after the time of despatch, if despatched before 3.00 pm (local time at the place of destination) on any working day, and in any other case at 10.00 am (local time at the place of destination) on the next working day after the date of despatch.

16.3 In proving service of a notice or document it shall be enough to prove that delivery was made, or that the envelope containing the notice or document was properly addressed and posted as a prepaid first class recorded delivery letter or that the or facsimile message was properly addressed and despatched, as the case may be.

17.     GOVERNING LAW AND JURISDICTION

17.1 This agreement is governed by and shall be construed in accordance with English law.

17.2 The Buyer agrees for the exclusive benefit of the Seller that the English courts are to have jurisdiction to settle any disputes which may arise in connection with this agreement and that any proceedings arising in connection with this agreement may be brought in those courts. The Buyer irrevocably appoints the Buyer's solicitor as its agent for service of process. Nothing in this clause limits any right to take proceedings against the Buyer in any other court of competent jurisdiction nor shall the taking of proceedings in one or more jurisdictions preclude the taking of proceedings in any other jurisdiction, whether concurrently or not.

18.     EXCLUSION OF THIRD PARTY RIGHTS

        A person who is not a party to this agreement may not enforce any of its terms under the Contracts (Rights of Third Parties) Act 1999.

AS WITNESS the hands of the parties on the date which appears first on page 1.


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COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS
AMENDED.



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                                   SCHEDULE 1

                                  THE PROPERTY



All that property known as Plot 6, Boulevard Industry Park, Halewood, Merseyside comprised in a sub-underlease dated 17th February, 2000 made between MEPC Boulevard Limited (1), Medeva Pharma Limited (2) and Medeva plc (3) in the course of first registration at Birkenhead District Land Registry under reference MS429644/DFL/008










[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                    Sch. 1-1

                                   SCHEDULE 2

                            THE COVENANTS AND RIGHTS



All matters contained or referred to in the Lease.










[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                    Sch. 2-1

                                   SCHEDULE 3

                             AGREED FORM OF TRANSFER












[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



                                    Sch. 3-1

                                   SCHEDULE 4



                             DATED ____________ 2000





                              MEDEVA PHARMA LIMITED



                                       TO



                                AVIRON UK LIMITED





                      -------------------------------------

                        DEED OF ASSIGNMENT OF AGREEMENTS

                                   RELATING TO

                      AGREEMENTS IN CONNECTION WITH PLOT 6,
                         BOULEVARD INDUSTRY PARK, SPEKE,
                              HALEWOOD, MERSEYSIDE

                      -------------------------------------









[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

DEED OF ASSIGNMENT

DATED: ________________________ 2000

PARTIES:

1. MEDEVA PHARMA LIMITED (registered number 209905) whose registered office is at 216 Bath Road, Slough, Berkshire SLI 4EN (the "Assignor"); and

2. AVIRON UK LIMITED whose registered office is at Carmelite, 50 Victoria Embankment, London EC4Y ODX (the "Assignee").

1.      RECITAL

        By a transfer of even date hereto the Assignor completed the sale to the Assignee of the property briefly described in Schedule 1.

2.      ASSIGNMENT

        Pursuant to the sale the Assignor assigns to the Assignee so far as it is lawfully able to do so the benefit (if any) of the document or documents brief particulars of which are contained in Schedule 2.

IN WITNESS of which this Assignment has been executed as a deed and has been delivered on the date which appears first above.

                                   SCHEDULE 1

                                  THE PROPERTY

All that property known as Plot 6, Boulevard Industry Park, Halewood, Speke, Merseyside comprised in a sub-underlease dated 17th February, 2000 made between MEPC Boulevard Limited (1), Medeva Pharma Limited and Medeva plc (3) in the course of first registration at Birkenhead District Land Registry under reference MS429644/DFL/008.

                                   SCHEDULE 2

                          THE DOCUMENTS TO BE ASSIGNED



               DATE                  DOCUMENT                         PARTIES
[1.         ***                   ***                              ***
2.          ***                   ***                              ***
3.          ***                   ***                              ***


[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                    Sch. 4-2

               DATE                  DOCUMENT                         PARTIES

4.          ***                   ***                              ***
5.          ***                   ***                              ***
6.          ***                   ***                              ***
7.          ***                   ***                              ***
8.          ***                   ***                              ***
9.          ***                   ***                              ***
10.         ***                   ***                              ***]



The Common Seal of            )
MEDEVA PHARMA                 )
LIMITED was affixed to this   )
Deed in the presence of:      )


                                       -----------------------------------------
                                       Director



                                       -----------------------------------------
                                       Director/Secretary





[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



                                    Sch. 4-3

                                   SCHEDULE 5

                             THE DOCUMENTS SUPPLIED

[***.]

[***]

[***]








[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



                                    Sch. 5-1

Signed by MARK GLYN HARDY  )           /s/ S. McGarrity
for the Seller in the      )
presence of.               )





Signed by                  )           /s/ Fred Kurland
for the Buyer in the       )
presence of                )









[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.